SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 2000


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)






         CALIFORNIA                 0-10652             94-2751350
(State or other jurisdiction     (File Number)        (IRS Employer
      of incorporation)                             Identification No.)


       880 EAST CYPRESS AVENUE                                 96002
         REDDING, CALIFORNIA
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (530) 221-8400


       This Form 8-K consists of 52 pages. The Exhibit Index is on Page 4.

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         ITEM 5.  OTHER EVENTS

         North Valley Bancorp (the "Registrant") is a California corporation and the registered bank holding company for North Valley Bank, a California banking corporation with its headquarters in Redding, California. On October 3, 1999, the Registrant entered into a certain Agreement and Plan of Reorganization and Merger (the "Plan of Reorganization") with Six Rivers National Bank, a national banking association with its headquarters in Eureka, California ("Six Rivers"), and NVB Interim National Bank, an interim national banking association to be formed at the direction of the Registrant to facilitate the business combination contemplated by the parties. Under the terms of the Plan of Reorganization, Six Rivers is expected to merge with and into NVB Interim National Bank and the resulting national banking association will continue operations with the national bank charter number of Six Rivers and the name "Six Rivers National Bank" as a wholly owned subsidiary of the Registrant.

         Upon consummation of the transactions described in the Plan of Reorganization, currently expected to occur on or before July 31, 2000, unless extended by the parties, the Registrant would have two banking subsidiaries:
North Valley Bank and Six Rivers National Bank. The closing of such transactions is subject to the prior approval of the shareholders of the Registrant and Six Rivers, respectively, plus the receipt of all applicable regulatory approvals.

         Pursuant to the Plan of Reorganization, and with the cooperation of Six Rivers, the Registrant has prepared and filed with the Commission a registration statement on Form S-4 under and pursuant to the Securities Act of 1933 (registration number 333-93597) to serve as the joint proxy statement/prospectus for the purpose of submitting the terms of the Plan of Reorganization to a vote of the shareholders of the Registrant and to a vote of the shareholders of Six Rivers at special meetings called for the purpose. As permitted by Form S-4, the Registrant intends to incorporate by reference certain reports and other information regarding the Registrant previously filed and to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock of Six Rivers is registered pursuant to
Section 12(g) of the Exchange Act and the reports and other information required of Six Rivers under the Exchange Act are filed with the Office of the Comptroller of the Currency, the federal agency vested with the powers, functions and duties of the Commission with respect to national banks under
Section 12(i) of the Exchange Act. Six Rivers and the Registrant have agreed that certain reports and other information regarding Six Rivers, including reports and other information previously filed and to be filed with the Comptroller of the Currency pursuant to the Exchange Act, should be incorporated by reference into the Form S-4 intended to be filed with the Commission by the Registrant in accordance with the Plan of Reorganization. To accomplish this end, Six Rivers and the Registrant have also agreed that each such report or other information, as and when filed by Six Rivers with the Comptroller of the Currency, shall be filed with the Commission as an exhibit to a Form 8-K Current Report of the Registrant.

         In accordance with the above, copies of certain information of Six Rivers are filed as exhibits to this report and are incorporated herein by this reference as if set forth in full. Such information supplements the reports and other information filed as exhibits to the Current Report on Form 8-K previously filed by the Registrant on December 23, 1999.

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         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                (c)   EXHIBITS.
                      --------


                99.12 Employment Agreement dated April 1, 1999, between Six
                      Rivers National Bank and Michael W. Martinez



                99.13 Supplemental Executive Retirement Agreement dated February
                      1, 1999, between Six Rivers National Bank and Michael W. Martinez

                99.14 Employment Agreement dated April 1, 1999, between Six
                      Rivers National Bank and Margie L. Plum

                99.15 Supplemental Executive Retirement Agreement dated February
                      1, 1999, between Six Rivers National Bank and Margie L.
                      Plum

                99.16 Employment Agreement dated April 1, 1999, between Six
                      Rivers National Bank and Shelton J. Francis






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NORTH VALLEY BANCORP
                                    (Registrant)


Date: January 31, 2000.         By:  /s/  SHARON L. BENSON
                                     ------------------------------
                                          Sharon L. Benson
                                          Senior Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

NO.       IDENTITY                                                     PAGE NOS.
--        --------                                                     ---------




99.12     Employment Agreement dated April 1, 1999, between Six Rivers     5
          National Bank and Michael W. Martinez

99.13     Supplemental Executive Retirement Agreement dated February 1,   16
          1999, between Six Rivers National Bank and Michael W. Martinez

99.14     Employment Agreement dated April 1, 1999, between Six Rivers    25
          National Bank and Margie L. Plum

99.15     Supplemental Executive Retirement Agreement dated February 1,   34
          1999, between Six Rivers National Bank and Margie L. Plum

99.16     Employment Agreement dated April 1, 1999, between Six Rivers    43
          National Bank and Shelton J. Francis


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